EXHIBIT 99.1
“People Do Business with People” ® Investor Presentation September 2006

Who We Are Largest publicly held commercial bank headquartered in Massachusetts Banking assets of $2.9 billion at June 30, 2006 Listed on NASDAQ, market capitalization of $509 million Fifty full service branches, nine commercial banking centers, five mortgage banking centers, and three Investment Management Group offices Commercial loans represent 52% of the total loan portfolio (includes business banking) and core funding comprises 74% of total deposits Growing wealth management operation with assets under administration of $716 million Strong credit quality with non-performing assets at 0.17% of total assets and allowance for loan losses to loans at 1.31% at June 30, 2006
• • • • • • •

INDB $34.15 $509 million 15.0 million 44k 15.4 2.15 NASDAQ Symbol: Recent Price (8/31/06): Market Cap: Shares Outstanding: Avg. Daily Volume: Forward P/E: Price/Book (mrq):
Stock Profile • • • • • • •

52 Branches 5 Mortgage Banking Centers 9 Commercial Banking Centers 3 Investment Management Centers
Company Footprint

Flat Treasury Yield Curve Housing Market Slowdown Aggressive Deposit Competition
Current Environment • • •

Established Regional Brand in a Growth Market with Increasingly Unique Market Position Consistent Long-term Profitability Superb Asset Quality and Significant Reserve Coverage Strong Net Interest Margin Disciplined Balance Sheet and Capital Management Experienced Team of Bankers with a Passion for Excellence
Strong Regional Community Bank • • • • • •

Rail Lines Under Construction Highway Existing Proposed Rt. 44 Expansion
Growth Market Infrastructure #Ê #Ê #Ê #Ê

56,246 Barnstable County 69,018 Plymouth County
($)
2005 Median Household Income 63,171 MA
49,747 US Source: SNL Financial
6.31% Barnstable County 80,000 60,000 40,000 20,000 0
5.44% Plymouth County 2.05% MA
Projected Population Growth 2005-2010 4.91% US
Attractive Demographics 8% 6% 4% 2% 0% Source: Woods & Poole Economics, Inc.
Growth %

61,876 Jun-06 2.1%growth 60,609 2005 7.2%growth
Household Growth 56,543 2004
15.5% growth
48,952 2003
0 2004
includes 2,296 Households from Falmouth Bancorp acquisition. Consumer households with a checking account relationship.

Consumer 65,000 60,000 55,000 50,000 45,000 40,000 35,000 30,000 25,000 20,000 15,000 10,000 5,000 • • Households Consumer # of
74.5 Jun ‘06 YTD 167.1 2005
New Business ($ in millions)
111.3 2004
146.3 Jun ‘06 YTD Investment Management 81.2 2003
338.9 2005 78.6 2002 180.0 160.0 140.0 120.0 100.0 80.0 60.0 40.0 20.0 0.0 366.5 2004
($ in millions) 64.4 Jun ‘06 YTD
New Business 285.2 2003
Total Commercial Loans 140.8 2005
264.8 2002
0.0 110.8 2004 400.0 350.0 300.0 250.0 200.0 150.0 100.0 50.0 New Business ($ in millions) 97.3 2003
Total Home Equity Loans and Lines 70.5 2002
New Business Generation 160.0 140.0 120.0 100.0 80.0 60.0 40.0 20.0 0.0

37.9 Jun ‘06 YTD Indirect 125.1 2005
New Business ($in millions) 189.6 2004
Consumer – 116.1 2003
144.4 2002 200.0 180.0 160.0 140.0 120.0 100.0 80.0 60.0 40.0 20.0 0.0
105.7 Jun ‘06 YTD 287.8 2005
Mortgage New Business ($ in millions) 299.2 2004
451.5 2003 324.6 2002 New Business Generation (Cont’d) 500.0 450.0 400.0 350.0 300.0 250.0 200.0 150.0 100.0 50.0 0.0

Market Share 2005 16.4% 13.5% 10.2% 9.7% 8.9% Market Share 2005 23.3% 16.3% 15.0% 9.8% 9.6% Market Share 2004 16.4% 12.8% 12.1% 9.1% 10.3% Market Share 2004 20.6% 13.6% 16.9% 11.3% 9.5%
Plymouth County Institution Royal Bank of Scotland Group Sovereign Bancorp, Inc. Eastern Bank Corporation Barnstable County Institution Cape Cod Five Cents Svgs Bk Royal Bank of Scotland Group TD Bank Financial Group Sovereign Bancorp Inc.
Independent Bank Corp. Harbor One CU Independent Bank Corp.
Deposit Market Share Rank 1 2 3 4 5 Rank 1 2 3 4 5 Source: SNL Financial; Deposit/Market Share data as of June 30, 2005 including pending transactions. (Includes Credit Unions)

3.89% Q2 2006 YTD 3.88% 2005 3.95%* 2004 4.40% 2003
4.88% 2002 * Includes impact of FIN 46 prospectively. Impact of approx. 0.13% for 2004 and 0.16% for 2005.
Net Interest Margin (FTE) 5.50% 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

Interest Rate Risk



Fed Funds vs. NIM (FTE)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Fed Funds
NIM (FTE)

Net Interest Income Sensitivity (Ramped)
as of 6/30/06

First 12 Months	
	Parallel Shift
+200	-1.76%
-200	-0.55%

14

Commerc R/E 31% al l i t n E 627,582 222,264 837,121 273,752 286,868 427,196 6 e R/ 16% Jun-06 2,047,201 2,674,783
8% sid Commercia Re
% % %
June 200 ity CAGR 0 2 1
-0.1% 6. 13.1% 28.1% 1. 16.9% 12.0% 8. ts u 2001-2005 n umer-e 10% m ns r vest 24% rect & e Co Home Eq i Oth 11% In Consumer- Ind 716,628 206,454 823,883 251,852 316,939 441,680 040,808 757,436 2005 2, 2,
228 618 759 445 624 ,938 166 al 2001 720, 163, 502, 93,492 302, 236, mmerci 8% Commercial R/E 25% 1,298 2,019, Co
l a i y t t en %
state d R/E 12 t & Other si s E Equi
2001 c
e
Re r s ments t — ty t ns n r i a e e m io ($ in thousands) stm 36% 4% l al Lo & me Equ t
Inve umer- er 15% Consu Ho Portfo Total Inves Loans: Commercial Loan Commercial Real Consumer Home Consumer Indi Residential To Total Earning Assets ons direct Oth
Earning Asset Profile C In

Savings/ NOWs/MMAs 41% Jun-06 516,644 1,091,630 569,087 2,177,361 509,076 2,686,437 June 2006 CAGR 2001-2005 7.8% 15.1% -0.5% 8.7% 11.0% 9.1% Time Deposits 21% 511,920 529,057 587,810 19% 2005 1,164,517 2,205,494 2,793,304 Demand Deposits Borrowings 19% 2001 378,663 662,526 540,429 1,581,618 387,077 1,968,695 Savings/ NOWs/MMAs 34% 2001 Time Deposits 27% 19% Strong Core Funding Demand Deposits Borrowings 20% Deposits ($ in thousands) Demand Deposits Savings/NOWs/MMAs Time Deposits Total Deposits Borrowings ($ in thousands) Total Interest Bearing Liabilities

% 927 7 June 4,.1 2006% 1 3,339 .12005 2 0 7 .09% 2004
2, NPA’s/Assets ..14% 03 NPA’s/Assets 3,514 20
% % 3
2,047 1.31 June 2006 3,077 .1 2002 Total NPA’s 15 /Loans 0 .14% 2001
1% 3, 3 s
2005 s
2,041 1. Loan Lo 5 4 3 2 1 0 r
916 31% o e f
1, 1. 2004 v ser
74 s Re .73% June 2006 an Lo 14,8 l a 1,581 1.46% 2003 t 2 y/To 80%005 nc Reserve/Loans 1,432 1.49% 2002 Loans 16,38 . 2 e
elinqu
8% D 7 1,299 1.40% 2001 9,05.42004 5%3 6 8,83.5200 2,500 2,000 1,500 1,000 500 0 Delinquency/Loans 911.55% 2002
7,
321
,.79%2001 Total Delinquency
10
Strong Asset Quality ($in millions) 18,000 15,000 12,000 9,000 6,000 3,000 0 09.06-Investor Presentation.pdf

14.31% Jun-06 15.10% 2005 16.27% 2004 15.89% 2003 17.26% 2002
Return On Average Equity 17.42% 2001
1.10% Jun-06 20.00% 16.00% 12.00% 8.00% 4.00% 0.00%
1.11% 2005 1.13% 2004 1.11% 2003 1.12% 2002
Financial Performance Ratios Return On Average Assets 1.07% 2001
1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

2.22 +5% 2006 Mean Analyst Estimate 2.13 2005 1.92 2004
Operating Basis Diluted Earnings Per Share ($’s) 1.90
2003
1.89 2002
Financial Performance Ratios 1.46 2001
2.50 2.00 1.50 1.00 0.50 0.00

Focus on Building Customer Relationships Continue the Transition to a Performance Based Culture Enhance and Leverage Information Infrastructure Expand into New Markets and Opportunistically Evaluate Acquisition Candidates Manage Balance Sheet and Capital with Great Discipline
2006 Strategic Goals • • • • •
2006* 7.78% 11.95% 5.86% 6.35% 2005 7.71% 11.99% 5.74% 6.23%
2004 7.06% 11.44% 5.32% 5.82%

5% Stock Buyback announced January 2006, completed August 2006 1 Adjusted to account for tax deductibility of the goodwill associated with Fleet branch acquisition Estimates
Capital Management Capital Ratios Total Risk Based Tangible Equity/ Tangible Assets Adjusted Tangible Equity/ Tangible Assets * 1

Growth 5% 3% -
2006 $2.22 3.9+% 61% 2005 $2.13 3.88% 61%
2006 Financial Metrics* Operating Diluted EPS Net Interest Margin (FTE) Efficiency Ratio * Estimates

138% 23
Yr
283% 0
1 x
394% e
2/31/05 3%
Yr ng 1 79% 5 S&P 500 Ind
ndi 154%
dex
d E 50% n
Yr k I n
erio 48% 3 g P 33%
in DAQ Ba
5% S
Hold NA
-2% Yr 14% 1
- INDB
6%
8 Months Ending 8/31/06 8% 21%
00%
INDB Stock Performance 50.00% 0. 50.00%

450.00% 400.00% 350.00% 300.00% 250.00% 200.00% 150.00% 100.00% -
time.
® INDB
CFO Jennifer Kingston (781) 878-6100
“People Do Business with People” NASDAQ Ticker: www.rocklandtrust.com Denis Sheahan –
Shareholder Relations: Statements contained in this
presentation that are not historical facts are “forward- looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to